Investment in Life Settlements (Life Insurance Policies)	12 Months Ended
Dec. 31, 2012
Investment in Life Settlements (Life Insurance Policies)

NOTE 14—INVESTMENT IN LIFE SETTLEMENTS (LIFE INSURANCE POLICIES)

During the years ended December 31, 2012 and 2011, the Company acquired life insurance policies as a result of certain of the Company’s borrowers defaulting on premium finance loans and relinquishing the underlying policy to the Company in exchange for being released from further obligations under the loan. In 2011, the Company also began acquiring life insurance policies in the secondary and tertiary markets. The Company elected to account for these policies using the fair value method in accordance with ASC 325-30-50 Investments – Other – Investment in Insurance Contracts. Under the fair value method, the Company recognizes the initial investment at the purchase price. For policies that were relinquished in satisfaction of premium finance loans at maturity, this is the loan carrying value and for policies purchased in the secondary or tertiary markets, this is the amount of cash outlay at the time of purchase. At each reporting period, the Company re-measures the investment at fair value in its entirety and recognizes changes in fair value in earnings in the period in which the changes occur. See Note 15.

As of December 31, 2012 and 2011, the Company owned 214 and 190 policies, respectively, with an aggregate estimated fair value of investments in life settlements of $113.4 million and $90.9 million, respectively.

The weighted average life expectancy calculated based on death benefit of insureds in the policies owned by the Company at December 31, 2012 was 10.6 years. The following table describes the Company’s investment in life settlements as of December 31, 2012 (dollars in thousands):

Remaining Life Expectancy (In Years)	Number of Life Settlement Contracts	Fair Value	Face Value
0 - 1	—	$—	$—
1 - 2	—	—	—
2 - 3	1	1,222	2,500
3 - 4	4	3,319	11,450
4 - 5	7	11,375	30,950
Thereafter	202	97,525	1,028,256

Total	214	113,441	1,073,156

The weighted average life expectancy calculated based on death benefit of insureds in the policies owned by the Company at December 31, 2011 was 10.6 years. The following table describes the Company’s investment in life settlements as of December 31, 2011 (in thousands):

Remaining Life Expectancy (In Years)	Number of Life Settlement Contracts	Fair Value	Face Value
0 – 1	—	$—	$—
1 – 2	1	3,033	5,000
2 – 3	2	2,484	4,500
3 – 4	4	7,084	20,200
4 – 5	3	2,357	7,950
Thereafter	180	75,959	897,816

Total	190	90,917	935,466

Premiums to be paid for each of the five succeeding fiscal years to keep the life insurance policies in force as of December 31, 2012, are as follows (in thousands):

2013	27,703
2014	26,281
2015	26,533
2016	26,978
2017	28,002
Thereafter	324,884

$460,381

The amount of $460.4 million noted above represents the estimated total future premium payments required to keep the life insurance policies in force during the life expectancies of all the underlying insured lives and does not give effect to projected receipt of death benefits. The Company has not yet experienced the mortalities of insureds or received the resulting death benefits from our life insurance policies (other than from policies with subrogation rights that are not reported on our balance sheet and that are considered contingent assets). The estimated total future premium payments could increase or decrease significantly to the extent that actual mortalities of insureds differs from the estimated life expectancies.